Form 8-K CATCHER HOLDINGS INC - CTHH Filed: March 07, 2008 (period: March 03, 2008) Report of unscheduled material events or corporate changes.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): MARCH 3, 2008

CATCHER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50299	62-0201385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10300 SW Greenburg Road, Suite 520
PORTLAND, OR 97223
(Address of Principal Executive Offices, including zip code)

(503) 946-3334
(Registrant's telephone number, including area code)

44084 Riverside Parkway, Suite 320
LEESBURG, VA 20176

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)	Previous Independent Registered Public Accounting Firm

Effective March 3, 2008, our Audit Committee dismissed Stonefield Josephson, Inc. (“Stonefield”), which had previously served as our independent registered public accounting firm, and engaged Stark, Winter, Schenkein ("Stark") as our new independent registered public accounting firm. The Company notified Stonefield about this dismissal on March 3, 2008. The decision to change accounting firms was recommended and approved by our Audit Committee. The reason for the change of accounting firms was to reduce auditing fees.

The reports of Stonefield on the Company’s financial statements for the fiscal years ended as of December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the opinion contained an explanatory paragraph stating that the Company's significant operating losses, no significant revenues, negative cash flows from operations and accumulated deficit raise substantial doubt about its ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2006 and 2005, and through the date of dismissal, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stonefield, would have caused Stonefield to make a reference to the matter in its reports on the Company’s financial statements for such years.

The Company provided Stonefield with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested Stonefield to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. A copy of Stonefield’s letter dated March 7, 2008, is attached hereto as Exhibit 16.1.

(b)	New Independent Registered Public Accounting Firm.

During the two most recent fiscal years and through March 3, 2007, the Company did not consult with Stark on any matter that: (i) involved the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, in either case where written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event under Item 304(a)(1)(iv)(B) of Regulation S-B.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

16.1	Letter, dated as of March 7, 2008, from Stonefield Josephson, Inc. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATCHER HOLDINGS, INC.

March 7, 2008	By:	/s/ Gary Haycox
Gary Haycox Chief Executive Officer